UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2006

STAAR Surgical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-11634	95-3797439
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1911 Walker Ave, Monrovia, California		91016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	626-303-7902

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 22, 2006, STAAR entered into an Agreement of Settlement and Mutual Release with Dr. Peter Utrata, a former director of STAAR. Under the agreement STAAR will discharge Dr. Utrata’s indebtedness to STAAR under two promissory notes in consideration of the payment to STAAR of (1) $175,000 and (2) the proceeds of the sale of shares of STAAR common stock owned by Dr. Utrata and pledged as collateral for his obligations under the promissory notes. Dr. Utrata also agreed to release STAAR from claims for certain unpaid obligations he had asserted were owed by STAAR.
A copy of the Agreement of Settlement and Mutual Release is provided with this report as Exhibit 10.63, and is incorporated herein by this reference.

Item 8.01 Other Events.

Final Approval of Settlement in Class Action Lawsuit

On September 25, 2006, the United States District Court for the Central District of California held a hearing to consider granting final approval to settlement of the class action lawsuit In re STAAR Surgical Co. Securities Litigation, No. CV 04-8007. The lawsuit generally alleged that the defendants, STAAR Surgical Company and its Chief Executive Officer, violated Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 promulgated thereunder, by issuing false and misleading statements regarding the prospects for FDA approval of STAAR’s Visian ICL, thereby artificially inflating the price of the Company’s Common Stock. The plaintiffs sought to recover compensatory damages, including interest. At the conclusion of the hearing, the Court found that the settlement previously negotiated to resolve the lawsuit was fair, just, reasonable and adequate and approved the settlement in all respects. The Court finally certified for settlement purposes a class comprised of purchasers of STAAR's securities between October 6, 2003 and January 5, 2004. Under the terms of the settlement, in exchange for dismissal of the lawsuit and a general release of claims and without admission of liability, STAAR previously caused payment of $3,700,000 to be made, all but $100,000 of which was paid by STAAR's insurance carrier. STAAR’s total expenditure in connection with the lawsuit will not exceed the $500,000 retention amount under its insurance policy, which was fully accrued as of December 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAAR Surgical Company

September 26, 2006	By:	/s/ Deborah Andrews

Name: Deborah Andrews
Title: Vice President and Chief Financial Offiicer

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Exhibit Index

Exhibit No.	Description

10.62	Agreement of Settlement and Mutual Release between STAAR Surgical Company and Peter J. Utrata, M.D., dated September 22, 2006.